Prudential Investment Portfolios 9
PGIM Absolute Return Bond Fund

Supplement dated November 21, 2019

to the Currently Effective Prospectus

Effective as of December 1, 2019, the Fund’s manager, PGIM Investments LLC (PGIM Investments), has voluntarily agreed to waive a portion of its management fee.  To reflect these changes, the Fund’s Prospectus is hereby revised as follows, effective as of December 1, 2019:

In the section of the Prospectus entitled “How to Buy, Sell and Exchange Shares,” the following footnote is hereby added underneath the minimum purchase requirements table appearing in the sub-section entitled “Share Class Comparison:”

PGIM Investments has voluntarily agreed to waive a portion of its contractual management fee by reducing the management fee applicable at each breakpoint, such that the management fee will be 0.590% up to and including $2.5 billion of average daily net assets; 0.565% on average daily net assets from $2.5 billion to $5 billion; and 0.540% of average daily net assets over $5 billion.

LR1257